HSBC INVESTOR FUNDS


                        SUPPLEMENT DATED AUGUST 31, 2007
                                       TO
               THE HSBC STATEMENT OF ADDITIONAL INFORMATION DATED
                   FEBRUARY 28, 2007, AS REVISED JUNE 8, 2007

As currently disclosed in the HSBC Investor Funds ("Trust") Statement of Additional Information (the "SAI") under the heading "Disclosure of Portfolio Holdings", the Trust has revised the language to include monthly disclosure of each series of the Trust's portfolio securities. Specifically, the first three paragraphs of the section entitled "Disclosure of Portfolio Holdings" on page 24 of the SAI is restated to read as follows:

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees of the Trust has adopted a policy and procedures relating to disclosure of the Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Trust's shareholders without compromising the integrity or performance of the Trust.

          Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. These reports are available, free of charge, on the Trust's website at www.investorfunds.us.hsbc.com.

          The Trust's website also provides information about each Fund's (or Underlying Portfolio's) top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trust normally will publish the Funds' full portfolio holdings thirty (30) days after the end of each month. This information is available until updated as of the following month. The information on the Trusts' website is publicly available to all categories of persons.




    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE